Exhibit 99.1

News Release

Media Contact:	Ron Rogers	Investor Contact:	Scott Gleason
	(801) 584-3065		(801) 584-1143
	rrogers@myriad.com		sgleason@myriad.com

Myriad Announces Closing of Counsyl Acquisition

Transformational Acquisition Enhances Myriad’s Leadership Position in Women’s Health

SALT LAKE CITY, July 31, 2018 – Myriad Genetics, Inc. (NASDAQ: MYGN), a global leader in personalized medicine, announced today that it has completed the acquisition of Counsyl, Inc. a leader in reproductive genetic testing based in South San Francisco, Calif.

“We are excited to welcome Counsyl to Myriad and begin the integration process,” said Mark C. Capone, president and CEO of Myriad Genetics. “This acquisition is an excellent strategic fit and enables us to become the premier Women’s Health organization and a trusted advisor for the highest quality genetic tests.”

Myriad will fund the acquisition with a combination of cash, Myriad Genetics common stock and funds from the company’s revolving credit facility.

Organizational Changes to Expand Capabilities and Facilitate Integration

As part of the acquisition, Myriad is restructuring its organization to enhance its enterprise capabilities and ensure a seamless integration process. Rishi Kacker, who previously served as Counsyl’s senior vice president of Technology, will become the new chief technology officer of Myriad Genetics, Inc. In this role, Mr. Kacker will oversee the enterprise-wide technology and software development functions. Myriad is undergoing a significant strategic initiative to consolidate both its customer facing and internal software systems into a single integrated enterprise-wide system as part of its Elevate 2020 program. Mr. Kacker will report directly to Mr. Capone in his new role.

Alexander Ford, who previously served as the president of Myriad Genetic Laboratories Inc., will become the president of the Myriad Women’s Health business unit, which combines the Preventive Care business unit with Counsyl. Eric A. Evans, Ph.D., Counsyl’s chief scientific officer, has accepted a position as the chief scientific officer of the Myriad Women’s Health business unit. In this role, Dr. Evans will oversee the scientific functions within the subsidiary and report to Mr. Ford. Also reporting to Mr. Ford are other members of Counsyl’s executive leadership team including Noah Nassar, chief commercial officer; John Tan, senior vice president of operations; and James D. Goldberg, M.D., chief medical officer of Counsyl.

Lloyd Sanders, who previously served as the general manager of the Oncology segment, will become president of the Myriad Oncology business unit which includes the Oncology, Urology and Dermatology segments.

“I am excited that Counsyl’s executive leadership team will become part of the Myriad organization. Their significant experience will ensure continuity as we integrate our organizations,” said Capone. “We fully expect to leverage their outstanding leadership and expertise across the entire enterprise as we look for opportunities to accelerate our growth in personalized medicine.”

About Myriad Genetics

Myriad Genetics Inc., is a leading personalized medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics. Myriad discovers and commercializes molecular diagnostic tests that: determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs. Myriad is focused on five strategic imperatives: build upon a solid hereditary cancer foundation, growing new product volume, expanding reimbursement coverage for new products, increasing RNA kit revenue internationally and improving profitability with Elevate 2020. For more information on how Myriad is making a difference, please visit the Company’s website: www.myriad.com.

Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, myChoice HRD, EndoPredict, Vectra, GeneSight, riskScore and Prolaris are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to: the commencement, timing, and success of the integration process; the acquisition being an excellent strategic fit and enabling the Company to become the premier Women’s Health genetic testing organization in the world; the manner in which the Company funds the acquisition; the Company’s restructuring of its commercial organization; Mr. Ford becoming the president of the Myriad Women’s Health business unit; the combination of the Preventive Care business unit with Counsyl; Mr. Sanders becoming the president of the Myriad Oncology business unit which is to include the Oncology, Urology and Dermatology segments; Mr. Kacker becoming the new chief technology officer of Myriad Genetics, Inc. and overseeing the enterprise-wide technology and software development functions; the Company’s strategic initiative to consolidate both its customer facing and internal software systems into a single integrated enterprise-wide system as part of its Elevate 2020 program; Dr. Evans’ position as the chief scientific officer of the Myriad Women’s Health business unit and overseeing the scientific functions; Counsyl’s executive leadership team becoming part of the Myriad organization, and their significant experience ensuring continuity as the organizations are integrated; the Company’s efforts and expectations for opportunities to accelerate the Company’s growth in personalized medicine; and the Company’s strategic imperatives under the caption “About Myriad Genetics.” These “forward-looking statements” are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that sales and profit margins of our molecular diagnostic tests and pharmaceutical and clinical services may decline; risks related to our ability to transition from our existing product portfolio to our new tests, including unexpected costs and delays; risks related to decisions or changes in governmental or private insurers’ reimbursement levels for our tests or our ability to obtain reimbursement for our new tests at comparable levels to our existing tests; risks related to increased competition and the development of new competing tests and services; the risk that we may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that we may not successfully develop new markets for our molecular diagnostic tests and pharmaceutical and clinical services, including our ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying our molecular diagnostic tests and pharmaceutical and clinical services and any future tests and services are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating our laboratory testing facilities and our healthcare clinic; risks related to public concern over genetic testing in general or our tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to our ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to our ability to successfully integrate and derive benefits from any technologies or businesses that we license or acquire; risks related to our projections about our business, results of operations and financial condition; risks related to the potential market opportunity for our products and services; the risk that we or our licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying our tests; the risk of patent-infringement claims or challenges to the validity of our patents or other intellectual property; risks related to changes in intellectual property laws covering our molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decision in the lawsuit brought against us by the Association for Molecular Pathology et al; risks of new, changing and competitive technologies and regulations in the United States and internationally; and other factors discussed under the heading “Risk Factors” contained in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2017, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. All information in this press release is as of the date of the release, and Myriad undertakes no duty to update this information unless required by law.

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